UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2016

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001679327 CD 2016-CD1 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294 German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541001 Citigroup Global Markets Realty Corp.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454
Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-05	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street
New York, New York
(Address of principal executive offices of registrant)

(212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 25, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in CD 2016-CD1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 58 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “Birch Run Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Birch Run Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Birch Run Premium Outlets Loan Combination”) that includes the Birch Run Premium Outlets Mortgage Loan and six other pari passu loans which are not assets of the Issuing Entity (each, a “Birch Run Premium Outlets Companion Loan”). Subsequent to the closing of the CD 2016-CD1 securitization transaction, the Birch Run Premium Outlets Companion Loan designated as Note A-1-B was split into Notes A-1-B1 and A-1-B2. The co-lender agreement governing the respective rights of the holders of the Birch Run Premium Outlets Companion Loans, which was filed as Exhibit 4.13 to the Depositor’s Current Report on Form 8-K dated and filed with the Securities and Exchange Commission on August 25, 2016, was accordingly amended and restated by the Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016 (the “Birch Run Premium Outlets Co-Lender Agreement”), between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B1 Holder, German American Capital Corporation, as Note A-1-B2 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-A and Note A-4 Holder, German American Capital Corporation, as Note A-2-B Holder, and German American Capital Corporation, as Note A-3 Holder.

On December 8, 2016, the Birch Run Premium Outlets Companion Loans designated as Notes A-1-B2, A-2-B and A-3 were included in the CD 2016-CD2 securitization transaction. Beginning on that date, the Birch Run Premium Outlets Loan Combination, including the Birch Run Premium Outlets Mortgage Loan, is being serviced and administered pursuant to (a) that certain Pooling and Servicing Agreement, dated as of December 1, 2016 (the “CD 2016-CD2 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, entered into in connection with the CD 2016-CD2 Mortgage Trust, and (b) the Birch Run Premium Outlets Co-Lender Agreement. The CD 2016-CD2 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1 and the Birch Run Premium Outlets Co-Lender Agreement is attached hereto as Exhibit 99.2.

The terms and conditions of the CD2 Pooling and Servicing Agreement applicable to the servicing of the Birch Run Premium Outlets Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 25, 2016.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 99.1	Pooling and Servicing Agreement, dated as of December 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 99.2	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B1 Holder, German American Capital Corporation, as Note A-1-B2 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-A and Note A-4 Holder, German American Capital Corporation, as Note A-2-B Holder, and German American Capital Corporation, as Note A-3 Holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: December 14, 2016
By: /s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

By: /s/ Matthew Smith
Name: Matthew Smith
Title: Matthew Smith

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Pooling and Servicing Agreement, dated as of December 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
99.2	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B1 Holder, German American Capital Corporation, as Note A-1-B2 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-A and Note A-4 Holder, German American Capital Corporation, as Note A-2-B Holder, and German American Capital Corporation, as Note A-3 Holder.	(E)